Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 14, 2025, is entered into by and among Epsilon Energy, Ltd., an Alberta corporation (the “Company”), and the several shareholders signatory hereto (individually, a “Shareholder” and collectively together with their respective permitted assigns, the “Shareholders”).

WHEREAS:

A.The Company is party to (i) that Membership Interest Purchase Agreement by and among the sellers signatory thereto (the “E&P Sellers”), Peak Exploration & Production, LLC, Epsilon Energy USA, Inc. (“EEUSA”), the Company and Yorktown Energy Partners XI, L.P., as the representative of the E&P Sellers, dated as of August 11, 2025 (the “Peak E&P MIPA”), and (ii) that Membership Interest Purchase Agreement by and among Yorktown Energy Partners XI, L.P., Peak BLM Lease LLC, EEUSA and the Company dated as of August 11, 2025 (the “Peak BLM MIPA” and together with the Peak E&P MIPA, the “MIPAs”).

B.Upon the terms and subject to the conditions of the MIPAs, the Company has agreed to issue to the Shareholders an aggregate of up to 8,500,000 shares (the “Shares”) of the Company’s common shares, no par value (the “Common Stock”).

C.In connection with the MIPAs, the Company has agreed to provide certain registration rights to the Shareholders under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholders hereby agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a)“Expiration Date” means the date that all Registrable Securities cease to be Registrable Securities.

(b)“Major Holders” means Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P. and Yorktown Energy Partners XI, L.P.

(c)“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

(d) “Register,” “Registered,” and “Registration” refer to a registration of the Registrable Securities effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for offering and sale of the Registrable Securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

(e)“Registrable Securities” means the Shares issued under the MIPAs and any additional shares of Common Stock issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. Registrable Securities shall

Exhibit 10.1

cease to be Registrable Securities upon the date when all of the Registrable Securities have been disposed of pursuant to a Registration Statement or sold or transferred pursuant to Rule 144 (or any successor rule) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; provided, that any Registrable Securities will cease to be a Registrable Security on the fourth anniversary of the date hereof.

(f)“Registration Expenses” means in connection with any Registration Statement, any Underwritten Shelf Takedown or any Piggyback Offering, all registration and filing fee expenses incurred by the Company in effecting any registration pursuant to this Agreement, including (i) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, (iv) all reasonable fees and disbursements of counsel for the Company and the Representative, (v) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (vi) road show expenses, (vii) fees of the Company’s transfer agent and registrar; and (ix) all other expenses incident to the Company’s performance of or compliance with its obligations under this Agreement other than any Selling Expenses.

(g)“Registration Statement” means any registration statement of the Company on Form S-1, S-3, S-4 or other applicable form or successor form filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. References to “Registration Statement” in this Agreement shall include the Initial Registration Statement and any New Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the SEC, and any other Registration Statement required to be filed to register the offering and the sale of any Registrable Securities as required under this Agreement.

(h)“Representative” means the Sellers’ Representative (as defined in the Peak E&P MIPA).

(i)“Selling Expenses” means all underwriting discounts and selling commissions attributable to the sale of Registrable Securities and all similar fees and commissions relating to the Shareholders’ disposition of the Registrable Securities.

(j)“Underwriter” means a securities dealer that purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities and “Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running managers of such Underwritten Offering.

(k)“Underwritten Offering” means an offering in which Common Stock is sold to an Underwriter on a firm commitment basis for reoffering to the public or an underwritten or other coordinated registered offering that is a “bought deal” with one or more investment banks, including any such offering not involving a “roadshow” commonly known as a “block trade”.

2.	REGISTRATION.

(a)Mandatory Registration. The Company shall before 5:30 p.m. eastern time on the Closing Date (the “Filing Deadline”) file with the SEC a Registration Statement on Form S-3 (or any

Exhibit 10.1

successor form or other appropriate form under the Securities Act) or, if the Company is not permitted to register all of the Registrable Securities issued on the Closing Date under the MIPAs on a Form S-3, a registration statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule thereto) (the “Initial Registration Statement”), to register the resale of all of the Registrable Securities issued on the Closing Date on a delayed or continuous basis.  The Initial Registration Statement will contain a prospectus in such form and that includes such information as to permit the resale of the Registrable Securities included in the Initial Registration Statement pursuant to any method or combination of methods legally available to, and requested by, any Shareholder named in the related prospectus.  The Initial Registration Statement was reviewed by the Representative and its counsel and reflects comments received from them prior to the filing. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A.

(b)Effectiveness. The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonable practicable but no later than the earlier of (i) the 75th calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement and (ii) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”). The Company shall notify the Representative by e-mail as promptly as practicable, and in any event, on the same day on which the Company first requests that the SEC declare the Registration Statement effective or when the Registration Statement is supplemented and shall provide the Representative with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use commercially reasonable efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the holders of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Shareholders shall have resold all the Registrable Securities covered thereby or (ii) the date on which the Registrable Securities may be resold by the Shareholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect (the “Registration Period”). The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c)New Registration Statement(s) to Register Additional Shares or to Continue Registration of Securities.  The Company shall, from time to time to the extent necessary and permissible, amend the Initial Registration Statement or file a new registration statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to register any Registrable Securities that were not registered under the Initial Registration Statement (including but not limited to as a result of (i) any issuance of additional Shares pursuant to the Peak BLM MIPA or (ii) the failure to include any Cut Back Shares in the Initial Registration Statement) or in order to maintain without interruption the continuous registration of the Registrable Securities during the Registration Period.  The Company will file the amendment or New Registration Statement as soon as reasonably practicable, but in any event not later than ten Business Days after the necessity therefor arises (the “New Registration Filing Deadline”). The Company shall use its commercially reasonable efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof but no later than the earlier of (i) the 75th calendar day following the initial filing date of the New Registration Statement if the SEC notifies the Company that it will “review” the New Registration Statement and (ii) the fifth

Exhibit 10.1

Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the New Registration Statement will not be “reviewed” or will not be subject to further review (the earlier of such dates, the “New Registration Effectiveness Deadline”).  The provisions of Section 2 and Section 3 shall apply to the New Registration Statement, except as modified hereby.

(d)The Major Holders may cause the Representative to make up to three written requests during the Registration Period (with no more than one written request during any 12-month period) (each, a “Demand”) to distribute all or a portion the Registrable Securities in an Underwritten Offering (an “Underwritten Shelf Takedown”) as detailed in a written notice from the Representative on behalf of the Major Holders to the Company requesting each Underwritten Shelf Takedown; provided, that each Underwritten Shelf Takedown must include not less than 15% of the then-current Registrable Securities.  Promptly, and in any event no later than five business days after the Company’s receipt of an Underwritten Shelf Takedown Demand (or one business day if the Underwritten Shelf Takedown Demand is for a bought deal or overnight offering, which notice period may be waived by the Major Holders), the Representative shall notify the other Shareholders of the demand (the “Underwritten Shelf Takedown Notice”). Each Shareholder that receives an Underwritten Shelf Takedown Notice shall have the opportunity to include in such Underwritten Shelf Takedown that number of Registrable Securities as such Shareholder may request in writing to the Representative within three Business Days (or one Business Day if the Underwritten Shelf Takedown Demand is for a bought deal or overnight offering) after the date that the Underwritten Shelf Takedown Notice was delivered to such Shareholder by the Representative. If no request for inclusion from a Shareholder is delivered by the Representative to the Company within the applicable response period provided in this Section 2(d), such Shareholder shall have no further right to participate in such Underwritten Shelf Takedown Demand. Whether or not a Shareholder elects to participate in an Underwritten Shelf Takedown Demand, each Shareholder agrees that receipt of an Underwritten Shelf Takedown Notice (including the fact that such notice has been delivered) shall constitute confidential information, and such Shareholder agrees not to disclose any information related to such Underwritten Shelf Takedown Notice (including that such notice has been delivered) until such time as the Underwritten Offering contemplated by such Underwritten Shelf Takedown Notice has been publicly announced or abandoned (notice of which, in the latter case, shall be provided promptly to such Shareholder). In addition, each Shareholder agrees that receipt of an Underwritten Shelf Takedown Demand might constitute “material non-public” information under applicable securities laws. Subject to the following sentence, the Company shall include in the Underwritten Shelf Takedown all Registrable Securities sought to be included in such Underwritten Shelf Takedown as identified by both the Major Holders and such other Shareholders electing to participate in the Underwritten Shelf Takedown that have delivered appropriate notice thereof to the Representative in accordance with this Section 2(d), and the Representative shall deliver such notice to the Company. Notwithstanding the foregoing, if the Underwritten Shelf Takedown Demand is for a bought deal or overnight offering and the investment bank or Managing Underwriter advises the Company and the Major Holders in writing that the giving of notice pursuant to the first sentence of this Section 2(d) would have a material adverse effect on the price or success of the offering (a “Material Adverse Effect”), no such notice shall be required (and the other Shareholders shall have no right to include their Registrable Securities in such Underwritten Shelf Takedown).  At any time prior to the execution of an underwriting agreement with respect to any Underwritten Shelf Takedown, the Representative may withdraw the Major Holders’ request for inclusion of part or all of their Registrable Securities previously requested to be included in the Underwritten Shelf Takedown.  The Representative shall determine the pricing of the Registrable Securities offered pursuant to any Underwritten Shelf Takedown and the applicable underwriting discounts and commissions and determine the timing of any such Underwritten Shelf Takedown.  If the Managing Underwriter advises the Company and the Major Holders that in its opinion the inclusion of all securities requested to be included (whether by the Company, the Major Holders or the other electing Shareholders) in an Underwritten Shelf Takedown may have a Material Adverse Effect, then the securities to be included in such Underwritten Shelf Takedown shall be limited to the securities that the Managing Underwriter believes can be sold without a Material Adverse Effect and shall be allocated

Exhibit 10.1

(a) first, pro rata among the Registrable Securities of the Major Holders and the other Shareholders who properly requested to include their Registrable Securities to be included in the Underwritten Shelf Takedown, (b) second, to the extent that any additional securities can, in the opinion of such Managing Underwriter, be sold without a Material Adverse Effect, to the Company and (c) third, to the extent that any additional securities can, in the opinion of such Managing Underwriter, be sold without a Material Adverse Effect, to the Company’s shareholders who properly requested to include their securities in such Underwritten Shelf Takedown pursuant to an agreement, other than this Agreement, with the Company that provides for registration rights in accordance with the terms of such registration rights agreement.

(e)If the Company or any holder of Common Stock (other than the Major Holders and any other electing Shareholders) proposes to sell any shares of Common Stock in an Underwritten Offering (a “Piggyback Offering”), then the Company shall promptly give written notice of such proposed offering (a “Piggyback Offering Notice”) to the Representative, on behalf of the Shareholders, at least five Business Days (or if such offering is a bought deal or overnight offering, at least two Business Days) before the preliminary prospectus supplement or registration statement, as applicable, for such offering is filed. Such Piggyback Offering Notice shall (i) set forth the anticipated date of the Piggyback Offering and the number of shares of Common Stock that are proposed to be offered and (ii) offer to the Shareholders the opportunity to sell their Registrable Securities in the Piggyback Offering as the Shareholders may request; provided, however, that in the event that the Company proposes to effectuate the Piggyback Offering (which, for the avoidance of doubt, may be for its own account or for the account of a holder of Common Stock) pursuant to an effective registration statement of the Company, such Piggyback Offering Notice shall supersede any Underwritten Shelf Takedown Notice with respect to any Demand. The Shareholders agree that such notice (including the fact that such a notice has been delivered) shall constitute confidential information and they will not disclose any information relating to such notice (including that such notice has been delivered) until such time as the Underwritten Offering contemplated by the notice has been publicly announced or abandoned. In addition, each Shareholder agrees that receipt of a Piggyback Offering Notice might constitute “material non-public” information under applicable securities laws. The Company shall include in each such Piggyback Offering all Registrable Securities requested to be included therein by the Representative on behalf of the Shareholders by written notice to the Company within three Business Days (or if the Piggyback Offering is a bought deal or overnight offering, one Business Day) after the Piggyback Offering Notice was given; provided, however, that the Company may at any time withdraw or cease proceeding with any Piggyback Offering whether or not any Shareholder has elected to include any Registrable Securities in such offering. If no request for inclusion from the Representative is delivered to the Company, the Shareholders shall have no further right to participate in such Piggyback Offering. Each Shareholder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Offering at any time prior to the execution of an underwriting agreement with respect to the offering.

(f)If the Managing Underwriter of a Piggyback Offering advises the Company that in its opinion the inclusion of all securities requested to be included in such offering (whether by the Company or the Shareholders) may have a Material Adverse Effect, then all such securities to be included in such offering shall be limited to the securities that the Managing Underwriter believes can be sold without a Material Adverse Effect and shall be allocated as follows:

(A)      if such offering was initiated by the Company to sell or otherwise distribute securities for its own account, then (i) first to the Company, (ii) second, to the extent that any additional securities can, in the opinion of such Managing Underwriter, be sold without a Material Adverse Effect, pro rata among (a) the Shareholders who properly requested to include their securities in such offering pursuant to this Agreement and (b) holders of any other shares of Common Stock requested to be included by Persons having rights of registration on parity with the Shareholders with respect to such offering (based on the number of shares of

Exhibit 10.1

Common Stock properly requested to be included in such offering), and (iii) third, to the extent that any additional securities can, in the opinion of such Managing Underwriter, be sold without a Material Adverse Effect, pro rata among holders of any other shares of Common Stock requested to be included by Persons having rights of registration that are subordinated to the rights of the Shareholders with respect to such offering; and

(B) if such offering was initiated by a shareholder of the Company pursuant to an agreement, other than this Agreement, with the Company that provides for registration rights, then (i) first, among the Company’s shareholders who initiated such offering or properly requested to include their securities in such offering pursuant to such registration rights agreement in accordance with the terms of such registration rights agreement, (ii) second, to the extent that any additional securities can, in the opinion of such Managing Underwriter, be sold without a Material Adverse Effect, to the Company, and (iii) third, to the extent that any additional securities can, in the opinion of such Managing Underwriter, be sold without a Material Adverse Effect, pro rata among (a) the Shareholders who properly requested to include their securities in such offering pursuant to this Agreement and (b) holders of any other shares of Common Stock requested to be included by Persons having rights of registration on parity with the Shareholders with respect to such offering (based on the number of shares of Common Stock properly requested to be included in such offering).

(g)Allowable Delays. On no more than two occasions and for not more than 45 consecutive days or for a total of not more than 90 days in any 12 month period, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of  any prospectus included in any Registration Statement, in the event that the Company determines in good faith that such delay or suspension is necessary to (i) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (ii) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (A) notify the Representative in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Representative) disclose to the Representative any material non-public information giving rise to an Allowed Delay and (B) advise the Representative, on behalf of the Shareholders, in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(h)Rule 415; Cut Back.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Shareholder to be named as an “underwriter,” the Company shall promptly notify the Representative of any oral communication with (and provide copies of any written correspondence from) the SEC.  The Company will use its reasonable best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Shareholders is an “underwriter.” The Representative and its counsel shall have the right, at the Company’s expense, to review and oversee any registration or matters pursuant to this Section 2(h), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to or from the SEC with respect thereto. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this

Exhibit 10.1

Section 2(h), the SEC refuses to alter its position, the Company shall at the direction of the Representative (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”). The Company shall not name any Shareholder as an “underwriter” in such Registration Statement without the prior written consent of the Representative (provided, that in the event the Representative withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Shareholder in any Registration Statement covering the resale thereof until such time as the SEC no longer requires such Shareholder to be named as an “underwriter” in such Registration Statement or the Representative or such Shareholder otherwise consents in writing to being so named). Any cut-back agreed upon by the Representative pursuant to this Section 2(h) shall be allocated among the Shareholders on a pro rata basis and shall be applied in the amounts and in the manner as the Representative shall designate. No damages of any kind shall apply to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). The Company shall file a New Registration Statement in the amounts and at the earliest time permitted by the SEC or as requested by the Representative.  In such case, all of the provisions of Section 2 and Section 3 shall apply.

3.	RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 0, including on the Initial Registration Statement or on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations, at its expense:

(a)Notifications. The Company will promptly notify the Representative of the time when any supplement, amendment, renewal or replacement to any Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a prospectus has been filed and of any request by the SEC with respect to any Registration Statement (including any prospectus related to such Registration Statement) or for any additional or supplemental information.

(b)Supplements, Amendments, Renewals or Replacements. The Company will prepare and file with the SEC any amendments, post-effective amendments, supplements, renewals or replacements to any Registration Statement (including any related prospectus, as applicable) that, (i) may be necessary to keep a Registration Statement continuously effective until the Expiration Date and to comply with the provisions of the Securities Act and the  Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the distribution of all of the Registrable Securities covered thereby, or (ii) in the reasonable opinion of the Representative and its counsel, as may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Shareholders.
(c)Shareholder Review. The Company will not file any Registration Statement or any amendment, supplement, renewals or replacement to any Registration Statement or any prospectus, other than documents incorporated by reference, relating to the Shareholders, the Registrable Securities or the transactions contemplated hereby unless (i) the Representative and its counsel have been advised and afforded the opportunity to review and comment thereon at least five (5) Business Days prior to filing with the SEC and (ii) the Company reflects any reasonable  comments thereon received from the Representative or its counsel. The Company shall not file a Registration Statement or any amendments, supplements, renewals or replacements thereto if the Representative reasonably objects on a timely basis.

Exhibit 10.1

(d)Copies Available. The Company will furnish to any Shareholder whose Registrable Securities are included in any Registration Statement and its counsel copies of the Registration Statement, any prospectus thereunder (including all documents incorporated by reference therein), any prospectus supplement thereunder, and all amendments to any Registration Statement that are filed with the SEC (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as the Representative may reasonably request in order to facilitate the disposition of the Registrable Securities owned by a Shareholder that are covered by such Registration Statement, in each case as soon as reasonably practicable upon the Representative’s request and in such quantities as the Representative may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to the Shareholder to the extent such document is available on EDGAR.

(e)Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Representative promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (i) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to the Representative the substance of specific reasons of any of the events set forth in clause (i) to (iii) of the immediately preceding sentence (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, the Company shall use its commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to the Shareholders, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to any Registration Statement or any prospectus, or prospectus supplement as the case may be.  In the event of a Suspension Event set forth in clause (iii) of the first sentence of this Section 3(e), without the consent of the Representative, the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume; provided, however, that if the Company has a bona fide business purpose for not making such information public, the Company may suspend the use of all Registration Statements for up to 90 consecutive calendar days; provided, further, that the Company may not suspend the use of all Registration Statements more than twice, or for more than 120 total calendar days, in each case during any twelve-month period.

Exhibit 10.1

(f)Confirmation of Effectiveness. If reasonably requested by the Representative at any time in respect of any Registration Statement, the Company shall deliver to the Representative a written confirmation from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.

(g)Listing. The Company has caused the Shares to be approved for listing on the Nasdaq Global Market pursuant to Section 8.17 of the Peak E&P MIPA and Section 8.15 of the Peak BLM MIPA.  The Company shall use its reasonable best efforts to continue the listing of all Registrable Securities on the Nasdaq Global Market, or such other primary national securities exchange on which the Common Stock is then listed, until the Expiration Date.

(h)Compliance. The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Representative in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, any Shareholder is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(i)Blue-Sky. The Company shall register or qualify or cooperate with the Representative and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Representative; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(i), or (iii) file a general consent to service of process in any such jurisdiction.

(j)Counsel.   The Representative shall have the right to select a single legal counsel, on behalf of all Shareholders, to review and participate in any registration or matters pursuant to this Agreement, including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. The Company shall bear the reasonable fees and expenses of such counsel.

(k)Cooperation.  The restrictive legend on any Registrable Securities covered by this Agreement shall be removed if (a) such Registrable Securities are sold pursuant to an effective registration statement, (b) a registration statement covering the resale of such Shares is effective under the Securities Act and the applicable Shareholder delivers to the Company a representation and/or “will comply” letter, as applicable, certifying that, among other things, such Shareholder will only transfer such Shares pursuant

Exhibit 10.1

to such effective registration statement and will, upon request following any lapse of effectiveness of such registration statement, cooperate with the Company to have any then-applicable restrictive legends reincluded on such Shares, (c) such Shares may be sold by the applicable Shareholder free of restrictions without regard to Rule 144(b) under the Securities Act (i.e., such Shareholder is not an affiliate of the Company, and has not been an affiliate of the Company for the previous three months, and has satisfied the one-year holding period under Rule 144) or (d) such Shares are being sold, assigned or otherwise transferred pursuant to Rule 144; provided, that with respect to clause (b), (c) or (d) above, the applicable Shareholder has provided all documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company or its transfer agent to confirm that it is reasonable and customary to remove the legend while maintaining the Company’s compliance under applicable securities laws (the “Legend Removal Documents”). The Company shall cooperate with the applicable Shareholder covered by this Agreement to effect removal of the legend on such Shares as soon as reasonably practicable after delivery of notice from such Shareholder that the conditions to removal are satisfied (together with any Legend Removal Documents). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 3; provided, that the applicable Shareholder shall be responsible for all fees and expenses (including of counsel for such Shareholder) incurred by such Shareholder with respect to delivering the Legend Removal Documents.  The Company shall further cooperate with and assist any Shareholder to facilitate the transfer of such Shareholder’s Registrable Securities to a DTC custodial or brokerage account as reasonably requested by such Shareholder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of such Registrable Securities without restrictive legends), provided, that the Shareholder shall (i) deliver such documents and undertakings reasonably requested by the Company, its counsel or its transfer agent in connection with such request and (ii) agree not to sell such shares unless an effective Registration Statement is on file with the SEC or there is an applicable exemption from registration for such sale under the Securities Act or the rules promulgated thereunder.

(l)Obligations with Respect to an Underwritten Offering. In connection with any Underwritten Shelf Takedown, the Company will enter into customary agreements (including an underwriting agreement in customary form with customary indemnification provisions and to agree, and to request that its directors and “executive officers” (as defined under Section 16 of the Exchange Act) to agree, to such “lock-up” arrangements for up to 30 days with the underwriters thereof to the extent reasonably requested by the Managing Underwriter, subject to exceptions for permitted sales by directors and executive officers during such period consistent with underwritten offerings previously conducted by the Company and exceptions for sales under then-existing trading plans adopted under Rule 10b5-1 under the Exchange Act) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities pursuant to such Underwritten Shelf Takedown, including providing reasonable availability of appropriate members of senior management of the Company to provide customary due diligence assistance and participate in customary “road show” presentations upon reasonable notice, after taking into account the reasonable business requirements of the Company in determining the scheduling and duration of any road show.  In addition, in connection with any Underwritten Offering, the Company will make available for inspection by any Underwriter participating therein, and any attorney, accountant or other professional retained by any such Underwriter, (collectively, the “Inspectors”) all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) and cause the Company’s directors and employees to supply all information, in each case to the extent reasonably requested by any such Inspectors and as shall be reasonably necessary and customary to enable such Inspectors to exercise their due diligence responsibility in connection with such Underwritten Offering.  In connection with any Underwritten Shelf Takedown, the Company will also use commercially reasonable efforts to furnish, or cause to be furnished, to the Underwriters upon request, addressed to them (A) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement relating to any underwritten offering, and (B) a comfort letter or comfort letters from the Company’s

Exhibit 10.1

independent public accountants and reserve engineers in customary form and covering such matters of the type customarily covered by comfort letters as the Managing Underwriter reasonably requests.

(m)Obligations with Respect to Any Shareholder Transaction With Respect a Financial Counterparty.   In connection with any transaction or series of anticipated transactions by any Shareholder effected pursuant to the Registration Statement involving a broker, agent, counterparty, underwriter, bank or other financial institution (“Financial Counterparty”), to the extent reasonably requested by the Financial Counterparty in order to engage in the proposed transaction, the Company will use its commercially reasonable efforts to cooperate with the Shareholders to allow the Financial Counterparty to conduct customary “underwriter’s due diligence” with respect to the Company.  In addition, if requested by Shareholders in connection with any transaction involving any Registrable Securities (including any sale or other transfer of such Registrable Securities without registration under the Securities Act, pledges pursuant to margin loans, hedges or other transactions or arrangements (including, without limitation, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined)), provide such Shareholders with customary and reasonable assistance to facilitate such transaction, including, without limitation such action as such Shareholder may reasonably request from time to time to enable such Shareholder to sell Registrable Securities without registration under the Securities Act.  In the event that a Shareholder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equity holders, the Company will reasonably cooperate with and assist such Shareholder, such equity holders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Shareholder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company following receipt by the Company and such counsel of any certifications and other documentation reasonably requested by each of them, and the delivery of Registrable Securities without restrictive legends to the extent no longer applicable).

(n)Rule 144.  With a view to making available to the Shareholders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of the Company to the public without registration, the Company shall, until the Expiration Date (a) make and keep public information available, as those terms are understood and defined in Rule 144, (b) for so long as a Shareholder owns any Registrable Securities, furnish to such Shareholder, to the extent accurate, forthwith upon request of such Shareholder, a written statement of the Company that it has complied with the reporting requirements of Rule 144 and (c) take such further action as any Shareholder may reasonably request, all to the extent required from time to time to enable the Shareholders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

4.	OBLIGATIONS OF THE Shareholders.

(a)Shareholder Information. The Company may require, by written request, each Shareholder to promptly furnish in writing to the Company such information regarding the ownership or distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with the filing of a Registration Statement or any amendment or supplement thereto. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from a Registration Statement or any Underwritten Shelf Takedown the Registrable Securities of any Shareholder who does not comply with the provisions of the immediately preceding sentence.  In connection with the execution and delivery of this Agreement, each Shareholder has provided a completed Shareholder Questionnaire in the form attached hereto as Exhibit B in connection with the filing of the Initial Registration Statement.

(b)Suspension of Sales. Each Shareholder, severally and not jointly with any other Shareholder, agrees that, upon notice from the Company to the Representative of the existence of

Exhibit 10.1

Suspension Event as set forth in Section 3(e), the Shareholder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the notice from the Company to the Representative confirming the resolution of such Suspension Event and that such dispositions may again be made.

(c)Shareholder Cooperation. Each Shareholder, severally and not jointly with any other Shareholder, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement hereunder, unless such Shareholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

5.	EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with this Agreement shall be borne by the Company.  All Selling Expenses incurred in connection with this Agreement shall be borne by the Shareholders pro rata on the basis of the number of Registrable Securities sold pursuant to any such Registration Statement.

6.	INDEMNIFICATION.

(a)To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Shareholders, each Person, if any, who controls the Shareholders, the members, the directors, officers, general and limited partners, employees, members, managers, agents, representatives and advisors of the Shareholders and each Person, if any, who controls the Shareholders within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, obligation, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs and costs of preparation), reasonable and documented costs of investigation and attorneys’ fees, amounts paid in settlement or reasonable and documented expenses, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, or (ii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable out-of-pocket legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Shareholders or such Indemnified Person specifically for use in such Registration Statement or prospectus (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and the Indemnified

Exhibit 10.1

Person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a violation; (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Shareholder pursuant to Section 8.

(b)In connection with the Initial Registration Statement, any New Registration Statement or any prospectus, each Shareholder, severally but not jointly, agrees to indemnify and hold harmless, each other Shareholder, the Company, each of its directors, each of its officers who signed the Initial Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each,  an “Indemnified Party”), against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with information about such Shareholder furnished in writing by such Shareholder to the Company expressly for use in any Registration Statement, any prospectus or any such amendment thereof or supplement thereto. The liability of any Shareholder under this Section shall be limited to the aggregate proceeds (not of underwriting discounts and commissions) received by the Shareholder pursuant to the sale of the Registrable Securities covered by such Registration Statement or prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by any Shareholder pursuant to Section 8.

(c)Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or the Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such

Exhibit 10.1

indemnified claims of all liability of the Indemnified Party or Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

(e)The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (a) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (b) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such seller from the sale of such Registrable Securities giving rise to such contribution obligation.

8.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Shareholders holding a majority of the Registrable Securities then outstanding; provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Shareholder in connection with such transaction unless such securities are otherwise freely tradable by the Shareholder after giving effect to such transaction, and the prior written consent of the Shareholders holding a majority of the Registrable Securities then outstanding shall not be required for such transaction.

Any Shareholder may transfer or assign its rights hereunder, in whole or from time to time in part, to one or more Persons in connection with the transfer of not fewer than 200,000 Registrable Securities by such Shareholder to such Person; provided that such Shareholder complies with all laws applicable thereto, and the provisions of the applicable MIPA, and provides written notice of assignment to the Company

Exhibit 10.1

promptly after such assignment is effected, and such Person agrees in writing to be bound by all of the provisions contained herein.

 The provisions of this Agreement shall be binding upon and inure to the benefit of the Shareholder and its successors and permitted assigns.

9.	AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by (a) the Company and (b) the holders of a majority of the then outstanding Registrable Securities; provided that any party may give a waiver as to itself; and provided, further, that any amendment, modification, supplement or waiver that  disproportionately and adversely affects the rights and obligations of any Shareholder relative to the comparable rights and obligations of the other Shareholders shall require the prior written consent of such adversely affected Shareholder or each Shareholder, as applicable. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Shareholders and that does not adversely directly or indirectly affect the rights of other Shareholders may be given by Shareholders holding all of the Registrable Securities to which such waiver or consent relates.

10.	REPRESENTATIVE.

Section 14.20 of the Peak E&P MIPA appoints Yorktown Energy Partners, XI, L.P. to serve as the “Representative” under this Agreement and as the Shareholders’ agent and attorney-in-fact with full power of substitution to act from and after the date of this Agreement and to do any and all things and execute any and all documents on behalf of such Shareholder that may be necessary, convenient or appropriate to facilitate the consummation of the transactions contemplated by this Agreement.  The Company shall be fully protected in dealing with the Representative under this Agreement and may rely upon the authority of the Representative in such capacity to act on behalf of the Shareholders.1

11.	MISCELLANEOUS.

(a)Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Each Party’s delivery of an executed counterpart signature page by email is as effective as executing and delivering this Agreement in the presence of the other Party. No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

(b)Notices.  All notices and other communications that are required or may be given pursuant to this Agreement must be given in writing, in English, and shall be deemed to have been given (a) when delivered personally, by courier, to the addressee, (b) when received by the addressee if sent by registered or certified mail, postage prepaid, or (c) on the date sent by email if sent during normal business hours of the recipient or on the next day if sent after normal business hours of the recipient with receipt acknowledged, with the receiving Party affirmatively obligated to promptly acknowledge receipt. Such notices and other communications must be sent to the following addresses or email addresses:

If to the Shareholders:

c/o YORKTOWN ENERGY PARTNERS XI, L.P.

410 Park Avenue, 20th Floor

New York, NY 10022

1 NTD: Section 14.20 of the Peak E&P Agreement to be revised to reflect this addition of duties for the Sellers’ Representative.

Exhibit 10.1

Attn: Bryan H. Lawrence

Email: blawrence@yorktownenergy.com

With a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

2828 Routh Street

Dallas, TX 75201

Attn: Jesse Betts

Email: jbetts@willkie.com

If to the Company:

500 Dallas Street, Ste. 1250

Houston TX 77002

Attn: Andrew Williamson

Email: andrew.williamson@epsilonenergyltd.com

With a copy to (which shall not constitute notice):

Gray Reed & McGraw LLP

1601 Elm Street, Suite 4600

Dallas, Texas 75201

Attn: David R. Earhart

Email: dearhart@grayreed.com

Any Party may change its address or email address for notice purposes by written notice to the other Party in the manner set forth above.

(c)Waiver.  Any failure by any Party to comply with any of its obligations, agreements, or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by such Party and expressly identified as a waiver, but not in any other manner. No waiver of, consent to a change in, or any delay in timely exercising any rights arising from, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

(d)Governing Law. The provisions of Section 14.4(a) of the MIPAs are incorporated by reference herein mutatis mutandis.

(e)Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f)Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g)Contract Interpretation. This Agreement is the joint product of each Shareholder and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(h)No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement (or any Person who received

Exhibit 10.1

Shares as a permitted transfer and assignment under Section 8) any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby.

(i)Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(j)Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of the Shareholders or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of the Shareholders or of any affiliates or assignees thereof, as such for any obligation of the Shareholders under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(k)Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Shareholder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

(l)Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Signature Pages Follow.

Exhibit 10.1

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

COMPANY:

EPSILON ENERGY, LTD.

By: /s/ Jason Stabell

Name: Jason Stabell

Title: Chief Executive Officer

Exhibit 10.1

Shareholders:

Yorktown Energy Partners IX, L.P.

By:	Yorktown IX Company LP,

its general partner

By:	Yorktown IX Associates LLC,

its general partner

By: /s/ Bryan H. Lawrence

Name: Bryan H. Lawrence

Title: Managing Member

Yorktown Energy Partners X, L.P.

By:	Yorktown X Company LP,

its general partner

By:	Yorktown X Associates LLC,

its general partner

By: /s/ Bryan H. Lawrence

Name: Bryan H. Lawrence

Title: Managing Member

Yorktown Energy Partners XI, L.P.

By:	Yorktown XI Company LP,

its general partner

By:	Yorktown XI Associates LLC,

its general partner

By: /s/ Bryan H. Lawrence

Name: Bryan H. Lawrence

Title: Managing Member

Exhibit 10.1

HE ASSETS, INC.

By: /s/ Wanda M. Cook

Name: Wanda M. Cook

Title: President

HILLMAN FAMILY FOUNDATIONS

By: /s/ David K. Roger

Name: David K. Roger

Title: President

Exhibit 10.1

Main Trust U/A Dora B. Hillman Dated 8/25/68 F/B/O Howard B. Hillman and His Issue (A-1 Trust)

By: /s/ Joshua M. D. Hall, III

Joshua M. D. Hall, III, Trustee

By: /s/ Nathan R. Allen, III

Nathan R. Allen, III, Trustee

By: /s/ Noah F. Rhodes, III

Noah F. Rhodes, III, Trustee

Exhibit 10.1

Main Trust U/A Dora B. Hillman Dated 8/25/68 F/B/O Tatnall L. Hillman and His Issue (B-1 Trust)

By: /s/ Jennifer Sale

Jennifer Sale, Trustee

By: /s/ Emily High Daniels

Emily High Daniels, Trustee

By: /s/ Dorr Begnal

Dorr Begnal, Trustee

Exhibit 10.1

MURCHISON CAPITAL PARTNERS, L.P.

By:	Murchison Management Corp., its general partner

By: /s/ Robert F. Murchison

Name:	Robert F. Murchison
Title:	President

Exhibit 10.1

TECOVAS PARTNERS V, L.P.

By:	Marsh Operating Company, its general partner

By: /s/ Charles Marsh

Name:	Charles Marsh
Title:	President

Exhibit 10.1

HarbourVest Real Assets – Energy Fund II L.P.

By:	HarbourVest Real Assets Associates II L.P.,

its general partner

By:	HarbourVest Real Assets Associates II LLC,

its general partner

By:	HarbourVest Partners, LLC,

its general partner

By: /s/ Michael H. Dean

Name:	Michael H. Dean
Title:	Managing Director

Exhibit 10.1

/s/ Jack E. Vaughn

Jack E. Vaughn

Exhibit 10.1

VAUGHN CAPITAL, LLC

By: /s/ Jack E. Vaughn

Name:	Jack E. Vaughn
Title:	Manager

Exhibit 10.1

BEVERLY L. SERVI TRUST 2012 TRUST

By: /s/ Beverly Servi

Name:	Beverly Servi
Title:	Trustee

Exhibit 10.1

/s/ Justin Vaughn

Justin Vaughn

Exhibit 10.1

/s/ Glen Christiansen

Glen Christiansen

Exhibit 10.1

/s/ Matt Gray

Matt Gray

Exhibit 10.1

/s/ Harald Jordan

Harald Jordan

Exhibit 10.1

/s/ Doug McCrady

Doug McCrady

Exhibit 10.1

/s/ William Sawyer

William Sawyer

Exhibit 10.1

/s/ Jim Bonaventura

Jim Bonaventura

Exhibit 10.1

/s/ Jeff Lowe

Jeff Lowe

Exhibit 10.1

/s/ Vic Rudolph

Vic Rudolph

Exhibit 10.1

/s/ Mike Gray

Mike Gray

Exhibit 10.1

Exhibit A

PLAN OF DISTRIBUTION

The offered shares are being registered to permit the selling stockholders (which includes individuals and entities listed in the table “Selling Stockholders” as well as donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer not involving a public sale) to offer and sell, from time to time, any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

Epsilon Energy, Ltd. will not receive any of the proceeds from the offering by the selling stockholders of the offered shares. However, pursuant to the Registration Rights Agreement, Epsilon Energy, Ltd. will pay the Registration Expenses (as defined therein) associated with the registration and sale of the offered shares by the selling stockholders. The selling stockholders will pay all other expenses, including underwriting fees, discounts or commissions, any out-of-pocket expenses (other than fees and expenses incurred in connection with complying with state securities or blue sky laws) of the selling stockholders and the fees and disbursements of any underwriter.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

●	an over-the-counter sale or distribution;
●	on the Nasdaq Global Market or any other national securities exchange or U.S. inter-dealer system of a registered national securities association on which the Common Stock may be listed or quoted at the time of sale;
●	one or more underwritten offerings;
●	through distributions to members, partners, managers, affiliates, stockholders, employees, directors or other equityholders of the selling stockholders;
●	ordinary brokerage transactions and transactions in which a broker-dealer solicits purchasers;
●	block trades in which a broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction, or in cross trades in which the same broker acts as agent on both sides;
●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
●	an exchange distribution and /or secondary distribution in accordance with the rules of NASDAQ or other applicable exchange;
●	privately negotiated transactions;
●	short sales (whether through a broker-dealer or themselves) and settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;
●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
●	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
●	in option transactions;
●	a combination of any such methods of sale; and
●	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances,

Exhibit 10.1

in which case the transferees, pledgees or other successors in interest will be the selling stockholders for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements under the Securities Act. Any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.  Underwriters and their controlling persons, dealers and agents may be entitled, under agreements entered into with us and the selling stockholders, to indemnification against and contribution toward specific civil liabilities, including liabilities under the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective until the earlier of: (i) the date on which the selling stockholders shall have resold or otherwise disposed of all the shares covered by this prospectus and (ii) the date on which the shares covered by this prospectus no longer constitute “Registrable Securities” as such term is defined in the Registration Rights Agreement. To facilitate the offering of the shares of common stock offered by the selling stockholders, certain persons participating in the offering may engage in

Exhibit 10.1

transactions that stabilize, maintain or otherwise affect the price of the common stock. This may include over-allotments or short sales, which involve the sale by persons participating in the offering of more shares than were sold to them. In these circumstances, these persons would cover such over-allotments or short positions by making purchases in the open market or by exercising their over-allotment option(s), if any. In addition, these persons may stabilize or maintain the price of the common stock by bidding for or purchasing shares of common stock in the open market or by imposing penalty bids, whereby selling concessions allowed to dealers participating in the offering may be reclaimed if shares sold by them are repurchased in connection with stabilization transactions. The effect of these transactions may be to stabilize or maintain the market price of the common stock at a level above that which might otherwise prevail in the open market. These transactions may be discontinued at any time.

Exhibit 10.1

Exhibit B

See Attached.